UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                      1-10434             13-1726769
 (State or other jurisdiction of      (Commission File      (I.R.S. Employer
  incorporation or organization)           Number)        Identification Number)




                   Pleasantville, New York            10570-7000
        (Address of principal executive offices)      (Zip Code)


              Registrant's telephone number, including area code:
                                (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14a-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



                                                            Page 1 of 26 pages.

SECTION 2. FINANCIAL INFORMATION

ITEM 2.02. Results of Operations and Financial Condition.

      Furnished herewith are the following:

      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on October 28, 2004, relating to earnings.

      99.2     Remarks delivered by Thomas O. Ryder, Chairman and
               Chief Executive Officer, to analysts and investors on October 28, 2004.

      99.3     Remarks delivered by Michael S. Geltzeiler, Senior
               Vice President and Chief Financial Officer, to analysts and investors on October 28, 2004.

SECTION 7. REGULATION FD

ITEM 7.01. Regulation FD Disclosure.

      Furnished herewith are the following:

      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on October 28, 2004, relating to earnings.

      99.2     Remarks delivered by Thomas O. Ryder, Chairman and
               Chief Executive Officer, to analysts and investors on October 28, 2004.

      99.3     Remarks delivered by Michael S. Geltzeiler, Senior
               Vice President and Chief Financial Officer, to analysts and investors on October 28, 2004.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  Financial Statements and Exhibits.

(c)        Exhibits

           Furnished herewith are the following:

      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on October 28, 2004, relating to earnings.

      99.2     Remarks delivered by Thomas O. Ryder, Chairman and
               Chief Executive Officer, to analysts and investors on October 28, 2004.

      99.3     Remarks delivered by Michael S. Geltzeiler, Senior
               Vice President and Chief Financial Officer, to analysts and investors on October 28, 2004.

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                               (Registrant)


Date:  October 28, 2004
                                         /s/   C.H.R. DUPREE
                                               C.H.R. DuPree
                                  Vice President, Corporate Secretary and
                                         Associate General Counsel

                                 EXHIBIT INDEX



      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on October 28, 2004, relating to earnings.

      99.2     Remarks delivered by Thomas O. Ryder, Chairman and
               Chief Executive Officer, to analysts and investors on October 28, 2004.

      99.3     Remarks delivered by Michael S. Geltzeiler, Senior
               Vice President and Chief Financial Officer, to analysts and investors on October 28, 2004.